INVESTMENT IN RESIDENTIAL MORTGAGE LOANS - Carrying Value of Residential Mortgage Loans (Details 1) (Residential Mortgage Loans Held-for-Investment, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013
Residential Mortgage Loans Held-for-Investment
Purchases / additional fundings	$ 35,138
Proceeds from repayments	(3,788)
Accretion of loan discount and other amortization	2,650
Valuation allowance	(461)
Balance, ending	$ 33,539	[1],[2]

[1]	Represents a 70% interest New Residential holds in the reverse mortgage loans, which had an aggregate United States federal income tax basis of $33.9 million. The average loan balance outstanding based on total UPB is $0.2 million.
[2]	82% of these loans have reached a termination event. As a result, the borrower can no longer make draws on these loans. Each loan matures upon the occurrence of a termination event.